Contacts:	Veronica Garza Investor Relations (512) 683-6873

National Instruments Reports Record Quarterly Revenue of $215M, Up 17 percent Year over Year
Company Reports Strong Cash Flow and $276 Million in Cash and Short-Term Investments

AUSTIN, Texas – Oct. 28, 2008 –National Instruments (Nasdaq: NATI) reported record quarterly revenue of $215 million, up 17 percent year-over-year, in the third quarter of 2008. This was above the midpoint of NI’s guidance of between $208 million and $218 million.

Net income for Q3 2008 was $23.2 million, up 7.5 percent from Q3 last year, representing diluted earnings per share (EPS) of $0.29. Non-GAAP net income was $27.7 million, up 7.4 percent from Q3 last year, with fully diluted EPS of $0.35, which was at the midpoint of NI’s guidance. Included in both GAAP and non-GAAP earnings for Q3 is a net loss on foreign exchange of $3 million, or $0.03 per share, as a result of the dramatic strengthening of the U.S. dollar in Q3. The company had not anticipated this loss when giving guidance in July. The company’s non-GAAP results exclude the impact of both stock-based compensation and the amortization of acquisition-related intangibles. Reconciliations of the company’s GAAP and non-GAAP results are included as part of this news release.

“I am very pleased with our 17 percent revenue growth in the face of significant economic headwinds, driven by record revenue in PXI, NI CompactRIO, modular instruments, machine vision and motion control,” said Dr. James Truchard, NI president and CEO. “There is no doubt that the current global economic situation presents challenges, but I believe our business model is strong, our investments are wise and our long-term strategy is sound.”

NI virtual instrumentation and graphical system design products, which represent more than 90 percent of the company’s product portfolio, had 19 percent year-over-year revenue growth in Q3 2008. The revenue growth of these products relative to the global PMI improved in Q3 and has been steadily improving over the last eight quarters. This validates the company’s strategy of strong investment in R&D and field sales force expansion to drive new product success.

“Given the current uncertainty, our strategy going forward is to be very realistic about the economy but also to continue to drive market share gains,” said Alex Davern, NI CFO. “We will manage our expenses carefully by focusing our investments on R&D and the field sales expansion while significantly limiting expense growth in other areas of the company.”

For the first nine months of 2008, the company reported record revenue of $618.4 million, up 15.5 percent as compared to the first nine months of 2007. Geographically, revenue in U.S. dollar terms for Q3 2008 compared to Q3 2007 was up 12 percent in the Americas, up 28 percent in Europe and up 11 percent in Asia, equaling overall growth of 17 percent. In local currency terms, revenue was up 12 percent in Europe and 7 percent in Asia.

National Instruments Reports Record Quarterly Revenue
Oct. 28, 2008

As of Sept. 30, 2008, the company had $276 million in net cash and short-term investments, up $28 million from June 30, 2008. During the quarter, the company used $9 million for the payment of dividends. The NI Board of Directors declared a dividend of $0.11 per share on its common stock payable on Dec. 1, 2008, to shareholders of record on Nov. 10, 2008.

Q3 2008 Highlights
•	Record quarterly revenue of $215 million, up 17 percent year-over-year
•	Net income of $23.2 million, up 7.5 percent year-over-year
•	Non-GAAP net income of $27.7 million, up 7.4 percent year-over-year
•	Record revenue for PXI, NI CompactRIO, modular instruments, machine vision, and motion control
•	Cash and short-term investments of $276 million
•	New product releases, including NI LabVIEW 8.6 software, PXI Express 6.6 GHz RF instruments, Wi-Fi and Ethernet data acquisition hardware and NI Single-Board RIO devices
•	Record attendance at NIWeek 2008

Guidance for Q4 2008

For Q4, NI currently expects revenue to be in the range of $208 million to $222 million. This is equivalent to year-over-year revenue growth of between 2 percent and 8 percent. The year-over-year growth in total operating expenses in Q4 is expected to be between 3 percent and 6 percent, down from 18 percent year-over-year growth in the first nine months of 2008. The company currently expects that GAAP fully diluted EPS will be in the range of $0.33 to $0.41 per share for Q4, with non-GAAP fully diluted EPS expected to be in the range of $0.39 to $0.47 per share.

When comparing the company’s guidance with NI GAAP and non-GAAP fully diluted EPS in Q4 2007 of $0.56 and $0.62, respectively, note that in Q4 last year, NI recognized an $18 million tax credit, which had the impact of increasing NI GAAP and non-GAAP EPS by $0.23.

In Q4 2008, the company expects the impact of stock-based compensation and the impact of the amortization of acquisition-related intangibles to be $0.06 per share. A reconciliation of the company’s Q4 2008 guidance on a GAAP basis to its guidance on a non-GAAP basis is included as part of this news release.

Because the direction of the financial markets is uncertain and its impact on the broad-based industrial economy is difficult to currently predict, National Instruments will hold a business update call on Dec. 4 at 4.00 p.m. CST.

National Instruments Reports Record Quarterly Revenue
Oct. 28, 2008

Non-GAAP Earnings Presentation and Non-GAAP Earnings Guidance

In addition to disclosing results determined in accordance with GAAP, NI discloses certain non-GAAP operating results that exclude certain charges. In this news release, the company has presented its gross profit, operating margin, net income and diluted EPS results for Q3 2008 and Q3 2007 and its guidance for Q4 2008, in each case on a GAAP and non-GAAP basis. When presenting non-GAAP results, the company includes a reconciliation of the non-GAAP results to the results under GAAP.

Management also considers such non-GAAP results to be an important supplemental measure of its performance. The economic substance behind management’s decision to use such non-GAAP measures relates to these charges being non-cash in nature and being a useful measure of the potential future performance of the company’s business.

In line with common industry practice and to help enable comparability with other technology companies, the company’s non-GAAP presentation excludes the impact of both stock-based compensation and the amortization of acquisition-related intangibles. Other companies may calculate non-GAAP results differently than NI, limiting the calculation’s usefulness as a comparative measure. In addition, such non-GAAP measures may exclude financial information that some may consider important in evaluating the company’s performance. Management compensates for the foregoing limitations of non-GAAP measures by presenting certain information on both a GAAP and non-GAAP basis and providing reconciliations of these certain GAAP and non-GAAP measures.

Conference Call Information
Interested parties can listen to a conference call today, Oct. 28, beginning at 4:00 p.m. CDT, at www.ni.com/call. Replay information is available by calling (888) 203-1112, confirmation code #4212906, from Oct. 28 at 7:00 p.m. CDT through Nov. 5 at midnight CDT.

Forward-Looking Statements
This release contains “forward-looking statements,” including statements related to record revenue in Q4 and for the full year 2008; business model being strong, investments wise and long-term strategy sound; strategy of R&D investment and field sales expansion driving new product success; likely contraction of test and measurement market; commitment to investments in R&D and field sales force to drive revenue growth; plan to moderate expense growth; and NI guidance for Q4 2008, including, as applicable, revenue, GAAP and non-GAAP diluted EPS, the estimated impact of stock-based compensation and acquisition-related intangibles. These statements are subject to a number of risks and uncertainties, including the risk of further adverse changes or fluctuations in the global economy as a result of recent challenges the global credit and equity markets face, delays in the release of new products, fluctuations in customer demand for NI products, manufacturing inefficiencies and foreign exchange fluctuations. Actual results may differ materially from the

National Instruments Reports Record Quarterly Revenue
Oct. 28, 2008

expected results. The company directs readers to documents it files with the SEC for other risks associated with the company’s future performance.

About National Instruments
National Instruments (www.ni.com) is transforming the way engineers and scientists design, prototype and deploy systems for measurement, automation and embedded applications. NI empowers customers with off-the-shelf software such as NI LabVIEW and modular cost-effective hardware, and sells to a broad base of more than 25,000 different companies worldwide, with no one customer representing more than 3 percent of revenue and no one industry representing more than 10 percent of revenue. Headquartered in Austin, Texas, NI has more than 5,000 employees and direct operations in nearly 40 countries. For the past nine years, FORTUNE magazine has named NI one of the 100 best companies to work for in America. Readers can obtain investment information from the company’s investor relations department by calling (512) 683-5090, e-mailing nati@ni.com or visiting www.ni.com/nati.

CompactRIO, LabVIEW, National Instruments, NI, ni.com and NIWeek are trademarks of National Instruments. Other product and company names listed are trademarks or trade names of their respective companies.

National Instruments Reports Record Quarterly Revenue
Oct. 28, 2008

National Instruments
Condensed Consolidated Balance Sheets
(in thousands)
	September 30,	December 31,
	2008	2007
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	213,665	194,839
Short-term investments	61,919	93,838
Accounts receivable, net	123,096	131,282
Inventories, net	99,734	82,675
Prepaid expenses and other current assets	40,377	23,312
Deferred income taxes, net	20,459	19,264
Total current assets	559,250	545,210

Long-term investments	10,154	-
Property and equipment, net	155,251	151,462
Goodwill, net	64,641	54,111
Intangible assets, net	44,844	40,357
Other long-term assets	28,168	27,672
Total assets	862,308	818,812

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	31,733	36,187
Accrued compensation	31,003	25,778
Deferred revenue	42,076	36,091
Accrued expenses and other liabilities	10,320	10,437
Other taxes payable	23,379	16,843
Total current liabilities	138,511	125,336

Deferred income taxes	24,022	21,221
Other long-term liabilities	11,500	11,169
Total liabilities	174,033	157,726

Stockholders' equity:
Preferred stock	-	-
Common stock	790	794
Additional paid-in capital	75,231	89,809
Retained earnings	602,872	563,418
Accumulated other comprehensive income	9,382	7,065
Total stockholders' equity	688,275	661,086
Total liabilities and stockholders' equity	862,308	818,812

National Instruments Reports Record Quarterly Revenue
Oct. 28, 2008

National Instruments
Condensed Consolidated Statements of Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2008	2007	2008	2007

Net sales	$215,038	$184,426	$618,430	$535,565
Cost of sales	53,537	46,219	154,227	132,439
Gross profit	161,501	138,207	464,203	403,126

Operating expenses:
Sales and marketing	79,362	66,116	233,427	194,974
Research and development	37,016	31,891	105,808	91,652
General and administrative	17,177	15,644	51,122	45,643

Total operating expenses	133,555	113,651	390,357	332,269

Operating income	27,946	24,556	73,846	70,857

Interest income	1,374	2,613	5,025	7,056
Net foreign exchange gain (loss)	(3,025)	98	(1,791)	628
Other income (expense), net	80	14	13	(138)

Income before income taxes	26,375	27,281	77,093	78,403

Provision for income taxes	3,216	5,741	11,584	17,063

Net income	$23,159	$21,540	$65,509	$61,340

Basic earnings per share	$0.29	$0.27	$0.83	$0.77
Diluted earnings per share	$0.29	$0.27	$0.82	$0.76

Weighted average shares outstanding -
basic	78,834	79,226	78,701	79,471
diluted	79,841	80,874	79,773	80,986

Dividends declared per share	$0.11	$0.10	$0.33	$0.24

National Instruments Reports Record Quarterly Revenue
Oct. 28, 2008

National Instruments
Condensed Consolidated Statements of Cash Flows
(in thousands)
	Nine Months Ended
	September 30,	September 30,
	2008	2007
	(unaudited)	(unaudited)
Cash flow from operating activities:
Net income	$65,509	$61,340
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	27,901	27,964
Stock-based compensation	14,690	13,051
Provision for (benefit from) deferred income taxes	3,008	(360)
Tax benefit from stock option plans	(1,243)	(2,391)
Changes in operating assets and liabilities:
Accounts receivable	10,611	(4,056)
Inventories	(16,954)	(175)
Prepaid expenses and other assets	(12,895)	(14,186)
Accounts payable	(4,791)	7,874
Deferred revenue	5,985	7,774
Taxes and other liabilities	14,138	16,797
Net cash provided by operating activities	105,959	113,632

Cash flow from investing activities:
Capital expenditures	(21,115)	(18,109)
Capitalization of internally developed software	(8,687)	(7,736)
Additions to other intangibles	(2,603)	(4,962)
Acquisition, net of cash received	(17,310)	-
Purchases of short-term and long-term investments	(17,315)	(62,968)
Sales and maturities of short-term and long-term investments	39,080	120,530
Purchases of foreign currency option contracts	(2,784)	-
Net cash provided by (used in) investing activities	(30,734)	26,755

Cash flow from financing activities:
Proceeds from issuance of common stock	26,628	27,454
Repurchase of common stock	(58,215)	(67,957)
Dividends paid	(26,055)	(19,091)
Tax benefit from stock option plans	1,243	2,391
Net cash provided by (used in) financing activities	(56,399)	(57,203)

Net change in cash and cash equivalents	18,826	83,184
Cash and cash equivalents at beginning of period	194,839	100,287
Cash and cash equivalents at end of period	$213,665	$183,471

National Instruments Reports Record Quarterly Revenue
October 28, 2008

Detail of GAAP charges related to stock-based compensation and amortization of acquisition intangibles (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2008	2007	2008	2007
Stock-based compensation
Cost of sales	$295	$252	$810	$672
Sales and marketing	2,114	1,932	6,204	5,347
Research and development	1,867	1,719	5,160	4,673
General and administrative	800	770	2,351	2,104
Provision for income taxes	(1,364)	(1,032)	(3,588)	(2,722)
Total	$3,712	$3,641	$10,937	$10,074

Amortization of acquisition intangibles
Cost of sales	$937	$678	$2,725	$2,033
Sales and marketing	139	111	435	335
Research and development	-	9	14	25
General and administrative	-	-	-	-
Provision for income taxes	(285)	(217)	(846)	(688)
Total	$791	$581	$2,328	$1,705

National Instruments Reports Record Quarterly Revenue
October 28, 2008

National Instruments
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)
(unaudited)

Reconciliation of Gross Profit to Non-GAAP Gross Profit

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2008	2007	2008	2007

Gross profit, as reported	$161,501	$138,207	$464,203	$403,126
Stock-based compensation	295	252	810	672
Amortization of acquisition intangibles	937	678	2,725	2,033

Non-GAAP gross profit	$162,733	$139,137	$467,738	$405,831

Reconciliation of Operating Income to Non-GAAP Operating Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2008	2007	2008	2007

Operating income, as reported	$27,946	$24,556	$73,846	$70,857
Stock-based compensation	5,076	4,673	14,525	12,796
Amortization of acquisition intangibles	1,076	798	3,174	2,393

Non-GAAP operating income	$34,098	$30,027	$91,545	$86,046

National Instruments Reports Record Quarterly Revenue
October 28, 2008

Reconciliation of Income before income taxes to Non-GAAP Income before income taxes

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2008	2007	2008	2007

Income before income taxes, as reported	$26,375	$27,281	$77,093	$78,403
Stock-based compensation	5,076	4,673	14,525	12,796
Amortization of acquisition intangibles	1,076	798	3,174	2,393

Non-GAAP income before income taxes	$32,527	$32,752	$94,792	$93,592

Reconciliation of Provision for Income Taxes to Non-GAAP Provision for Income Taxes

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2008	2007	2008	2007

Provision for income taxes, as reported	$3,216	$5,741	$11,584	$17,063
Stock-based compensation	1,364	1,032	3,588	2,722
Amortization of acquisition intangibles	285	217	846	688

Non-GAAP provision for income taxes	$4,865	$6,990	$16,018	$20,473

National Instruments Reports Record Quarterly Revenue
October 2008

Reconciliation of Net Income and Diluted EPS to Non-GAAP Net Income and Non-GAAP Diluted EPS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2008	2007	2008	2007

Net income, as reported	$ 23,159	$ 21,540	$ 65,509	$ 61,340
Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation, net of tax effect	3,712	3,641	10,937	10,074
Amortization of acquisition intangibles, net of tax effect	791	581	2,328	1,705

Non-GAAP net income	$ 27,662	$ 25,762	$ 78,774	$ 73,119

Basic EPS, as reported	$ 0.29	$ 0.27	$ 0.83	$ 0.77
Adjustment to reconcile basic EPS to non-GAAP
basic EPS:
Impact of stock-based compensation, net of tax effect	$ 0.05	$ 0.05	$ 0.14	$ 0.13
Impact of amortization of acquisition intangibles, net of tax effect	$ 0.01	$ 0.01	$ 0.03	$ 0.02

Non-GAAP basic EPS	$ 0.35	$ 0.33	$ 1.00	$ 0.92

Diluted EPS, as reported	$ 0.29	$ 0.27	$ 0.82	$ 0.76
Adjustment to reconcile diluted EPS to non-GAAP
diluted EPS:
Impact of stock-based compensation, net of tax effect	$ 0.05	$ 0.04	$ 0.14	$ 0.12
Impact of amortization of acquisition intangibles, net of tax effect	$ 0.01	$ 0.01	$ 0.03	$ 0.02

Non-GAAP diluted EPS	$ 0.35	$ 0.32	$ 0.99	$ 0.90

Weighted average shares outstanding -
Basic	78,834	79,226	78,701	79,471
Diluted	79,841	80,874	79,773	80,986

Reconciliation of GAAP diluted EPS guidance to Non-GAAP diluted EPS for Q4 2008:

Q4 2008

Range of diluted GAAP net earnings per share		$0.33 - $0.41
Estimated stock based compensation and amortization of acquired intangibles		$0.06

Range of diluted non-GAAP net earnings per share		$0.39 - $0.47

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